DUPLICATE ORIGINAL

CONTRACT NO. 6400711368/04

It is hereby agreed that Contract No. 6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY ("ASC") and NOVINT TECHNOLOGIES, INC. ("NOVINT" or "CONTRACTOR"), be further amended as follows.

1. The period of performance is hereby extended for one additional year, to cover the period from January 2, 2004 to January 1, 2005.

2. The following additional services (hereafter referred to as "Haptic Project 2004") shall be performed by NOVINT.

2.1 [redacted]

2.1.1 [redacted]

2.1.2

2.1.3

2.2. [redacted]

[redacted]

2.3. [redacted]

2.3.1 [redacted]

2.3.2

2.4 [redacted]

2.4.1 [redacted]

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

CONTRACT NO. 6400711368/04

2.4.2 [redacted]

3. NOVINT shall be compensated for the services above in accordance with the following schedule. Upon completion of specific improvement(s) and acceptance by [redacted] ARAMCO, NOVINT shall present invoice(s) to ASC for the specific improvement(s). Upon receipt of invoice(s) from NOVINT and confirmation of acceptance of the work by [redacted] ARAMCO, ASC shall pay the invoice(s).

3.1	[redacted]	$ 50,800.00
3.2		$ 4,600.00
3.3		$ 10,300.00
3.4		$ 9,300.00

This amendment shall be retroactive and effective as of January 2, 2004.

Except as modified hereinabove, all other terms and conditions of Contract No. 6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY
By:__________	By: [redacted]
Printed Name __________	[redacted]
Title:__________	Manager, Technical Services
Date:__________	Date: 5/3/04

ENDORSED FOR SIGNATURE 4/29/04

KES